UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2011

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Reference is made to the Company’s Current Report on Form 8-K filed on August 24, 2011 in which the Company reported that it had reached an agreement in principle with the United States Government in its dispute of contract claims asserted under the Contract Disputes Act of 1978, along with related information.

On September 28, 2011, the Company issued a press release announcing that the Company has finalized its agreement with the United States Government in its dispute of contract claims asserted under the Contract Disputes Act of 1978.  A copy of the September 28, 2011 press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference and made a part hereof.

Item 9.01.  Financial Statements and Exhibits

Exhibit

99.1                      Press Release dated September 28, 2011 (filed herewith).

               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

               COMPUTER SCIENCES CORPORATION

Dated: September 28, 2011	By:	/s/ Michael J. Mancuso
Michael J. Mancuso
Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit

99.1                      Press Release dated September 28, 2011 (filed herewith).